Other employee benefits (Schedule of net benefit liability for other employee benefits - (Details) - Other employee benefits [Member] - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Employee Benefits [Line Items]
Unfunded benefit obligation	$ 116,696	$ 93,528	$ 107,829
Vacation accrual and other - non-current	2,888	2,664
Net liability	$ 119,584	$ 96,192